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                          Prudential Index Series Fund
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                       Prudential Bond Market Index Fund
                          Prudential Europe Index Fund
                         Prudential Pacific Index Fund
                        Prudential Small-Cap Index Fund

                          Supplement Dated May 5, 2000
                       Prospectus Dated November 18, 1999
                     (as supplemented on December 17, 1999)

   The following supplements the information contained in the Prospectus under 'How to Buy, Sell and Exchange Shares of the Funds--How to Buy
Shares':

   Effective at the close of business today, each Fund has suspended the sale of shares to new accounts because the Board of Trustees is considering whether to liquidate or merge the Funds. The Board expects to reach a decision on this issue in the next quarter, and will notify shareholders of its decision promptly. Each Fund will continue to offer its shares to certain existing shareholder accounts, including (1) Retirement Programs, PruArray Association Benefit Plans and PruArray Savings Programs that are currently shareholders, and successor or related programs and plans, (2) investors who have executed a Letter of Intent prior to May 4, 2000, (3) shareholders who have elected to reinvest dividends and/or distributions and (4) current shareholders participating in automatic investment plans. The current exchange privilege of obtaining shares of other Prudential Mutual Funds and the current redemption rights remain in effect.

MF177C1